UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 9, 2006
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

On March 8, 2006, Kerr-McGee Corporation announced that a record date of March 20, 2006, and a distribution date of March 30, 2006, had been set for the spinoff of Tronox Incorporated, its majority-owned subsidiary. To complete the spinoff, participants in Kerr-McGee’s Savings Investment Plan (SIP) will be unable to make exchanges, take loans, make withdrawals and receive distributions from the portion of their SIP account that is invested in Kerr-McGee shares beginning on March 29, 2006. The suspension under the SIP is expected to end on April 10, 2006.  A notice to directors and executive officers of a general trading suspension during the same period, dated March 9, 2006, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Regulation BTR Trading Blackout notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: March 9, 2006